UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))
☒	Definitive Information Statement

GUARDIAN VARIABLE PRODUCTS TRUST

(Name of Registrant as Specified in Charter)

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☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

GUARDIAN VARIABLE PRODUCTS TRUST
10 Hudson Yards
New York, NY 10001

IMPORTANT NOTICE REGARDING THE INTERNET

AVAILABILITY OF INFORMATION STATEMENT

The Information Statement is available at:
http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses/

July 1, 2026

You are receiving this notice regarding the internet availability of an information statement (the “Information Statement”) because you are the owner of a variable annuity contract or variable life insurance policy (each, a “Contract”) issued by The Guardian Insurance & Annuity Company, Inc., and some or all of your Contract value is allocated to Guardian Small-Mid Cap Core VIP Fund (the “Fund”), a series of Guardian Variable Products Trust (the “Trust”). The Information Statement relates to the retention of FIAM LLC (“FIAM”) as the Fund’s subadviser and the approval by the Board of Trustees of the Trust (the “Board”) of a subadvisory agreement between Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment manager, and FIAM with respect to the Fund.

This notice presents only an overview of the Information Statement that is available to you at the website listed above and as otherwise described below. We encourage you to access and review the Information Statement. The Information Statement is for informational purposes only and you need not take any action.

As discussed in greater detail in the Information Statement, at a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust held on March 18-19, 2026, the Board considered and approved the appointment of FIAM as the new subadviser to the Fund, as well as related changes to the Fund’s principal investment strategies, effective May 1, 2026. Accordingly, effective May 1, 2026, Allspring Global Investments, LLC (“Allspring”) no longer serves as subadviser to the Fund. The subadvisory agreement between Park Avenue and FIAM was entered into on June 30, 2020, and was amended with respect to the Fund effective May 1, 2026, at which time FIAM assumed subadvisory duties for the Fund. In connection with the appointment of FIAM, the Board also considered and approved changes to the Fund’s principal investment strategies. There is no change in the advisory fee as a result of the replacement of Allspring with FIAM. Under the new subadvisory agreement with FIAM, the annual subadvisory fee paid to FIAM by Park Avenue is 0.34% of the average daily net assets of the Fund. The new subadvisory fee schedule does not impact the aggregate fees paid by the Fund because the subadvisory fee is paid by Park Avenue and not the Fund.

The U.S. Securities and Exchange Commission issued an exemptive order that permits Park Avenue, on behalf of the Fund (and other series of the Trust) and subject to the approval of the Board, to retain certain subadvisers, including subadvisers that are not affiliated with Park Avenue (such as FIAM), without shareholder approval. This authority is subject to certain conditions, including that shareholders be furnished with information about subadvisers and subadvisory agreements approved by the Board pursuant to the order. Accordingly, the purpose of the Information Statement is to furnish shareholders with information regarding the Board’s approval of the new subadvisory agreement with FIAM.

The Information Statement will be available at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses/ until at least 90 days from the date of this notice in lieu of mailing a paper copy. To view and print the Information Statement, access the above-listed website address. A paper or email copy of the Information Statement will be available upon request, free of charge, until October 31, 2026. Owners of variable life insurance policies may request a copy of the Information Statement by calling 1-888-GUARDIAN (1-888-482-7342) or by writing to: The Guardian Insurance & Annuity Company, Inc., Individual Markets, P.O. Box 981592, El Paso, TX 79998-1592 (regular mail) or 5951 Luckett Ct., Bldg. A, El Paso, TX 79998-1588 (overnight mail). Owners of variable annuity contracts may obtain these documents and other information by calling 1-800-830-4147 or by writing to: Talcott Resolution - Annuity Service Operations, P.O. Box 14293, Lexington, KY 40512-4293. If you do not request a paper or email copy of the Information Statement by October 31, 2026, you will not otherwise receive a paper or email copy. The Fund’s most recent reports filed on Form N-CSR are also available upon request, without charge, by contacting us at the applicable telephone number and address listed above.

Please note that, unless we receive contrary instructions from one or more members of a household, we may mail only one copy of this notice to a household, if more than one person in that household is a Contract owner with an investment allocation in the Fund. If you need an additional copy of this Information Statement, you may request one by telephone at 1-888-GUARDIAN (1-888-482-7342) or by mail at: The Guardian Insurance & Annuity Company, Inc., Individual Markets, P.O. Box 981592, El Paso, TX 79998-1592 (regular mail) or 5951 Luckett Ct., Bldg. A, El Paso, TX 79998-1588 (overnight mail). Owners of variable annuity contracts may obtain these documents and other information by calling 1-800-830-4147 or by writing to: Talcott Resolution - Annuity Service Operations, P.O. Box 14293, Lexington, KY 40512-4293. If in the future, you do not wish to combine or wish to recombine the mailing with household members, please inform the Fund in writing at the applicable address listed above.

If you want to receive a paper copy of the Information Statement, you must request one.

There is no charge to you for requesting a paper copy.

GUARDIAN VARIABLE PRODUCTS TRUST
10 Hudson Yards

New York, NY 10001

July 1, 2026

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust held on March 18-19, 2026, the Board considered and approved the appointment of FIAM LLC (“FIAM”) as the new subadviser to the Fund, as well as related changes to the Fund’s principal investment strategies, effective May 1, 2026. Accordingly, effective May 1, 2026, Allspring Global Investments, LLC no longer serves as subadviser to the Fund. The subadvisory agreement between Park Avenue Institutional Advisers LLC (“Park Avenue”) and FIAM was entered into on June 30, 2020, and was amended with respect to the Fund effective May 1, 2026, at which time FIAM assumed subadvisory duties for the Fund. In connection with the appointment of FIAM as subadviser, the Board also considered and approved changes to the Fund’s principal investment strategies. Shareholder approval of the retention of FIAM as subadviser and the subadvisory agreement with FIAM is not required. This Information Statement is for informational purposes only and you need not take any action.

Park Avenue will remain the Fund’s investment manager and will oversee and supervise FIAM’s portfolio management of the Fund, which includes FIAM making the specific decisions about buying, selling and holding securities.

You are receiving this Information Statement because you are the owner of a variable annuity contract or variable life insurance policy (each, a “Contract”) issued by The Guardian Insurance & Annuity Company, Inc., and some or all of your Contract value is allocated to the Fund. For ease of reference, such Contract owners may also be referred to in the Information Statement as “shareholders” of the Fund.

This package contains more information about FIAM and the Fund, including information regarding the actions taken by the Board with respect to the retention of FIAM as subadviser to the Fund. Please review this information and call us toll-free at 1-888-GUARDIAN (1-888-482-7342) (variable life policy owners) or 1-800-830-4147 (variable annuity contract owners), or contact your financial intermediary with any questions.

Please note that no proxy is required. We are not asking you for a proxy and you are not requested to send us a proxy.

IMPORTANT INFORMATION
FOR THE SHAREHOLDERS OF
GUARDIAN SMALL-MID CAP CORE VIP FUND

Pursuant to the terms of an exemptive order received from the U.S. Securities and Exchange Commission (the “Order”), this document is an Information Statement and is being furnished to you because you are the owner of a variable annuity contract or variable life insurance policy (each, a “Contract”) issued by The Guardian Insurance & Annuity Company, Inc., a Delaware corporation, and some or all of your Contract value is allocated to Guardian Small-Mid Cap Core VIP Fund (the “Fund”), a series of Guardian Variable Products Trust (the “Trust”). Park Avenue Institutional Advisers LLC (“Park Avenue” or the “Manager”) serves as the investment manager for the Fund.

The Order permits Park Avenue, on behalf of the Fund (and other series of the Trust) and subject to the approval of the Board of Trustees of the Trust (the “Board” or “Trustees”), to retain certain subadvisers, including subadvisers that are not affiliated with Park Avenue (each, an “unaffiliated subadviser”), without shareholder approval. This authority is subject to certain terms and conditions.

Pursuant to the terms of the Order, if Park Avenue retains, and the Board approves, a subadviser for the Fund, the Fund must provide shareholders with certain information about the subadviser and the subadvisory agreement within 90 days of such retention. In this case, the Fund is providing you with this information because the Fund’s previous subadviser, Allspring Global Investments, LLC (“Allspring”), was replaced by FIAM LLC (“FIAM”), effective May 1, 2026. At a meeting held on March 18-19, 2026, the Board considered and approved the retention of FIAM as the Fund’s subadviser and considered and approved a subadvisory agreement between Park Avenue and FIAM with respect to the Fund (the “Subadvisory Agreement”). In connection with the appointment of FIAM as subadviser, the Board also considered and approved changes to the Fund’s principal investment strategies. There is no change in the advisory fee as a result of the replacement of Allspring with FIAM. Under the new subadvisory agreement with FIAM, the annual subadvisory fee paid to FIAM by Park Avenue is 0.34% of the average daily net assets of the Fund. The new subadvisory fee schedule does not impact the aggregate fees paid by the Fund because the subadvisory fee is paid by Park Avenue and not the Fund.

This Information Statement provides you with more information about the change in subadviser. Park Avenue will remain the Fund’s investment manager and will oversee and supervise FIAM’s portfolio management of the Fund, which includes FIAM making the specific decisions about buying, selling and holding securities.

The Trust mailed a Notice of Internet Availability for this Information Statement on or about July 1, 2026 to Contract owners with Contract value allocated to the Fund as of May 1, 2026 (the “Record Date”). For ease of reference, such Contract owners may also be referred to as “shareholders” of the Fund. Park Avenue, not the Fund, will bear the expenses incurred in connection with preparing and mailing this Information Statement.

As of the Record Date, the number of Fund shares issued and outstanding was as follows: 18,126,925.

Certain information about shareholders who owned of record or beneficially more than 5% of shares of the Fund as of the Record Date is set forth in Appendix A. To the knowledge of Park Avenue, the executive officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Fund as of the Record Date.

NO PROXY IS REQUIRED.
WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

BOARD CONSIDERATIONS FOR THE APPROVAL OF
THE SUBADVISORY AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory and subadvisory agreements be approved initially by the fund’s board of trustees. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the board. Any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement (“Independent Trustees”) at a meeting of the board called for the purpose of voting on such approval.

At a meeting of the Board held on March 18-19, 2026, the Trustees considered the proposed Subadvisory Agreement between the Manager and FIAM pursuant to which FIAM would serve as subadviser to the Fund. The Board, including the Independent Trustees voting separately, unanimously approved the Subadvisory Agreement for an initial term of two years. The Trustees also considered and approved changes to the Fund’s principal investment strategies to reflect FIAM’s investment processes.

The Board is responsible for overseeing the management of the Fund. In determining whether to approve the Subadvisory Agreement, the Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel. In advance of the March 18-19, 2026 meeting and a meeting of the Board held on March 5, 2026, the Trustees received materials and information designed to assist their consideration of the Subadvisory Agreement. At its March 5, 2026 Board meeting, the Trustees received a presentation from the proposed FIAM portfolio manager regarding the services to be rendered to the Fund. The Manager also discussed proposed changes to the Fund’s principal investment strategies to reflect FIAM’s investment processes. The Trustees received written responses from FIAM to a series of questions and requests for information covering a wide variety of topics provided by independent legal counsel on behalf of the Independent Trustees. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the Subadvisory Agreement and the process and criteria used by the Manager to identify and select FIAM.

During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Subadvisory Agreement in executive session with their independent legal counsel, outside of the presence of the Trustee who is not an Independent Trustee and representatives from Fund management, the Manager and FIAM.

In reaching its decisions to approve the Subadvisory Agreement, the Trustees took into account the materials and information described above, as well as other materials and information provided to the Trustees and discussed with and among the Trustees. Individual Trustees may have given different weight to different factors and information with respect to the Subadvisory Agreement, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the Subadvisory Agreement. The discussion below is intended to summarize the broad factors that figured prominently in the Trustees’ decision to approve the Subadvisory Agreement rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services to be provided to the Fund by FIAM; (ii) the investment performance of accounts managed by FIAM with strategies similar to the Fund; (iii) the fees to be charged and estimated profitability; (iv) the extent to which economies of scale may in the future exist for the Fund, and the extent to which the Fund may benefit from future economies of scale; and (v) any other benefits anticipated to be derived by FIAM (or its affiliates) from its relationship with the Fund.

Nature, Extent and Quality of Services

The Trustees considered information regarding the nature, extent and quality of services to be provided to the Fund by FIAM. The Trustees also considered, among other things, the terms of the Subadvisory Agreement and the range of investment advisory services to be provided by FIAM under the oversight of the Manager. In evaluating these investment advisory services, the Trustees considered, among other things, FIAM’s investment philosophy, style and process and approach to managing risk. The Trustees also considered information regarding accounts managed by FIAM with similar strategies as the Fund, including performance and portfolio characteristics. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professional that would serve as portfolio manager for the Fund, and the Trustees received a presentation from that investment professional. The Trustees also received and evaluated information regarding the capabilities and resources of FIAM.

The Trustees noted that FIAM already serves as subadviser to other funds of the Trust, and they considered the experience with FIAM and the information provided by FIAM in connection with the annual review of the sub-advisory agreements for those funds at the March 18-19, 2026 meeting and throughout the year. The Trustees considered that FIAM’s compliance program had been reviewed by the Fund’s Chief Compliance Officer and that he determined FIAM’s program to be reasonably designed to prevent violation of the federal securities laws by the funds. The Trustees also considered the information provided by management regarding the personnel, potential benefits and risks, philosophy, and investment processes of FIAM. The Trustees further considered the presentation by FIAM to the Board.

Based upon these considerations, the Trustees concluded that the nature, extent and quality of services to be provided to the Fund by FIAM were appropriate.

Investment Performance

The Trustees considered FIAM’s performance history with respect to similarly-managed accounts. While there was no historical FIAM performance information with respect to the Fund for review, the Board noted that it would have an opportunity to review such information in connection with future annual reviews of the Subadvisory Agreement.

Costs and Profitability

The Trustees considered the proposed subadvisory fees to be paid under the Subadvisory Agreement and evaluated the reasonableness of those fees. The Trustees noted that the proposed subadvisory fee rate was the same as the effective fee rate for the previous subadvisory agreement based on asset levels during 2025. The Trustees considered information regarding the fees charged to accounts managed by FIAM with similar strategies as those to be employed by FIAM for the Fund. The Trustees also considered that the fees to be paid to FIAM would be paid by the Manager and that the profitability of the Manager was not expected to change. The Trustees considered that the Manager had negotiated the fees with FIAM at arm’s-length.

The Trustees did not request projected profitability information from FIAM because the Manager, not the Fund, would be responsible for payment of the FIAM fees and the Manager had negotiated the fees with FIAM at arm’s-length.

Based on the consideration of the information and factors summarized above, as well as other relevant information and factors, the Trustees concluded that the proposed subadvisory fees were reasonable in light of the nature, extent and quality of services expected to be rendered to the Fund by FIAM.

Economies of Scale

The Board considered the extent to which economies of scale may exist, and the extent to which the benefits of economies of scale are shared with the Fund. The Trustees concluded that they were satisfied with the extent to which economies of scale would be shared for the benefit of shareholders based on current and anticipated asset levels. The Trustees noted that they would be able to revisit potential economies of scale in connection with future reviews of the Subadvisory Agreement or earlier, if appropriate.

Ancillary Benefits

The Trustees considered the potential benefits, other than the subadvisory fee, that FIAM and its affiliates may receive because of FIAM’s relationships with the Fund. The Trustees concluded that the benefits that may accrue to FIAM and its affiliates were consistent with those expected for a subadviser to a mutual fund such as the Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board as a whole, including the Independent Trustees, approved the Subadvisory Agreement.

TERMS OF THE SUBADVISORY AGREEMENT

There are no material differences between the terms of the Subadvisory Agreement and those of the prior subadvisory agreement, and the services provided by FIAM are substantially similar. The annual subadvisory fee payable to FIAM by Park Avenue for those services is 0.34% of the average daily net assets of the Fund. Under the prior subadvisory agreement, the annual subadvisory fee paid to Allspring by Park Avenue was 0.40% on the first $90 million in assets; 0.30% on assets over $90 million. In connection with subadvising the Fund, the standard of care applicable to FIAM would require FIAM to fully and faithfully discharge all its obligations, duties and responsibilities pursuant to the Subadvisory Agreement and to act (i) solely in the best interest of the Fund and its shareholders, and (ii) in good faith and with the due care, skill, prudence, and diligence under the circumstances then prevailing that a prudent, professional fiduciary investment adviser acting in a like capacity, would use in the conduct of an enterprise of a like character and with like aims. Under the prior subadvisory agreement, the standard of care applicable to Allspring was the same.

FIAM would not be liable to the Trust, the Fund, Park Avenue or to any of their respective affiliates or to any shareholder for any error of judgment or for any loss suffered by the Fund in connection with the performance of the Subadvisory Agreement, except for a loss resulting from FIAM’s (i) willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its obligations and duties under the Subadvisory Agreement, or (ii) material breach of the Subadvisory Agreement. The Subadvisory Agreement’s and the prior subadvisory agreement’s liability provisions are substantially similar, with the only difference being that Allspring was liable for negligence and FIAM will be liable for gross negligence.

The Subadvisory Agreement provides that FIAM shall indemnify and hold harmless Park Avenue, any affiliated person of Park Avenue, including corporate entities directly or indirectly controlling the Adviser (all of such persons being referred to as “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which an Adviser Indemnified Person may become subject under the Securities Act of 1933, as amended, the 1940 Act, the Investment Advisers Act of 1940, as amended, the Internal Revenue Code of 1986, as amended, under any other statute, at common law or otherwise, arising out of FIAM’s responsibilities as subadviser of the Fund, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of FIAM’s duties, or by reason of reckless disregard of FIAM’s obligations and duties under the Subadvisory Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of FIAM; or (ii) is based upon any material breach of the Subadvisory Agreement, including but not limited to, a breach of a representation or warranty therein; provided, however, that in no case shall the indemnity in favor of an Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Subadvisory Agreement. The Subadvisory Agreement’s and the prior subadvisory agreement’s indemnification provisions are substantially similar, with the only difference being that Allspring was liable for negligence and FIAM will be liable for gross negligence.

The prior subadvisory agreement was approved by the sole initial shareholder on October 15, 2021. The Subadvisory Agreement will continue in force for an initial period until April 30, 2028 (two years from the effective date of the amendment adding the Fund as a series thereunder), unless sooner terminated as provided in the Subadvisory Agreement. Thereafter, the Subadvisory Agreement will continue in force from year to year so long as it is specifically approved by the Board of the Fund at least annually in the manner required by the 1940 Act or any rules or regulations thereunder, as may be modified or interpreted by any order of the SEC or interpretation or guidance issued by the SEC or its staff or by a “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act). The Subadvisory Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act) or upon the termination or assignment of the Fund’s management agreement with Park Avenue and may be terminated by Park Avenue at any time on sixty days’ prior written notice to FIAM and the Trust. The Subadvisory Agreement may also be terminated at any time without payment of any penalty by action of the Board or by a vote of a majority of the outstanding voting securities of the Fund (as such phrase is treated under the 1940 Act) on sixty days’ prior written notice to FIAM or by FIAM upon three months’ written notice. A copy of the Subadvisory Agreement is attached hereto as Appendix B.

Management and Subadvisory Fees

Under the terms of the Investment Management Agreement between Park Avenue and the Trust, on behalf of the Fund, the Fund pays Park Avenue a management fee that is equal to an annual percentage of the Fund’s average daily net assets as follows: 0.65% on assets up to $200 million; 0.60% on assets over $200 million.

The annual subadvisory fee paid to FIAM by Park Avenue under the Subadvisory Agreement is 0.34% of the average daily net assets of the Fund.

For the fiscal year ended December 31, 2025, the aggregate advisory fees paid by the Fund to Park Avenue for services rendered to the Fund were $1,430,553 and the subadvisory fees paid by Park Avenue to Allspring for services rendered to the Fund were $755,385. For the fiscal year ended December 31, 2025, no fees were paid by Park Avenue to FIAM with respect to the Fund. However, if FIAM had served as subadviser to the Fund during the fiscal year ended December 31, 2025, the aggregate subadvisory fees that Park Avenue would have paid to FIAM under the terms of the Subadvisory Agreement, assuming all other factors to be equal, would have been approximately $754,103, which is lower than the aggregate subadvisory fee paid by Park Avenue to Allspring for the same period. All fees due to FIAM under the Subadvisory Agreement are paid by Park Avenue and are not additional expenses of the Fund.

As described in the Fund’s prospectus, Park Avenue has contractually agreed through April 30, 2027 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.09% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses).

THERE WILL BE NO INCREASE IN ADVISORY FEES PAID BY THE FUND TO PARK AVENUE IN CONNECTION WITH THE RETENTION OF FIAM AS THE SUBADVISER TO THE FUND.

Information About FIAM

FIAM is located at 900 Salem Street, Smithfield, RI 02917. FIAM is an indirectly held, wholly-owned subsidiary of FMR LLC. As of December 31, 2025, FIAM managed approximately $347.73 billion in assets.

FIAM did not serve as subadviser to the Fund during the Fund’s last fiscal year ended December 31, 2025, and accordingly made no trading commission payments to affiliated broker-dealers with respect to Fund transactions during that period.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of FIAM, or otherwise have any material direct or indirect interest in FIAM. In addition, since January 1, 2026, the beginning of the Trust’s current fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest in any material transaction or material proposed transaction to which FIAM was or is to be a party.

Certain information on each of FIAM’s executive officers is listed below and has been provided to the Trust by FIAM. The address of each executive officer, unless otherwise noted, is 900 Salem Street, Smithfield, RI 02917.

Name[1]	Position(s) with FIAM

Christian Pariseault	Director; Head of Institutional Portfolio Managers
Casey M. Condron	Director; Head of FIAM Institutional Client Group
Martin McGee	Director; Chief Financial Officer
Kimberly L. Perry	Director
Risteard Hogan	Director; President, Head of Fidelity Asset Management Solutions
Horace Codjoe	Vice President; Head of Investment Risk Management
Thomas Vercillo	Treasurer; Vice President, Asset Management Controller
Joseph Benedetti	Secretary, Senior Vice President, Deputy General Counsel
Donald Caiazza	Asst. Secretary, Vice President, Associate General Counsel
Brian C. McLain	Asst. Secretary, Senior Vice President, Deputy General Counsel
Stephanie J. Brown	Chief Compliance Officer

1 The address for Caiazza and Brown with respect to their positions with FIAM is One Spartan Way, Merrimack, NH 03054. The address for Benedetti with respect to his position with FIAM is 499 Washington Blvd, Jersey City, NJ 07310. The address for Condron, Codjoe, and Vercillo with respect to their positions with FIAM is 900 Salem Street, Smithfield, RI 02917. The address of all other individuals listed above with respect to their positions with FIAM is 245 Summer Street, Boston, MA 02210.

Day-to-day management of the Fund is the responsibility of the following portfolio manager:

Forrest St. Clair

Portfolio Manager of FIAM LLC

Forrest St. Clair is the portfolio manager for the Fund. He also manages other funds. Since joining Fidelity Investments (the parent company of FIAM LLC) in 1998, Mr. St. Clair has worked as an analyst, and portfolio manager.

In addition to acting as the subadviser to the Fund, FIAM also acts as subadviser to the funds and other managed accounts listed in the table below. The investment objective of each of these funds and accounts is similar to the Fund’s.

Comparable Accounts[2]	AUM ($ millions as of 3/31/26)	CONTRACTUAL FEE (INCLUDING BREAKPOINTS)
FIAM Small/Mid Cap Opportunities	$0	75bp on the first $25M 60bp over $50M
FIAM Small/Mid Cap Opportunities CIT	$140.7M	65bp on the first $25M 50bp over $50M
FIAM Small/Mid Cap Opportunities LP	$311.5M	65bp on the first $25M 50bp over $50M

2 Please note there are no comparable subadvised accounts. The fee schedules shown are the standard fee schedules for each vehicle. Assets in the CIT and LP are not from direct investors in those vehicles, but from clients holding those vehicles through asset allocation solutions.

Investment Objective, Principal Investment Strategies,
and Principal Risks of the Fund

Investment Objective

The Fund seeks capital appreciation.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in common stocks, or other investments that FIAM LLC (the "Subadviser") believes have similar economic characteristics, of small- and medium-capitalization companies. The Subadviser defines small- and medium-capitalization companies as companies with market capitalizations similar to companies in the Russell 2500® Index (the "Index") at the time of purchase. Although expected to change frequently, the market capitalization range of the Index was $4 million to $94 billion as of March 31, 2026.

The Subadviser invests principally in common stocks of domestic and foreign small- and medium-capitalization companies that it believes are underpriced yet have attractive growth prospects. A central aspect of the Subadviser’s investment discipline is its emphasis on growth and valuation. The Subadviser utilizes a fundamental, bottom-up investment process, which focuses on companies with persistent, above-average earnings growth and strong financial characteristics. The Subadviser’s investment process is built on the foundation of the Subadviser’s extensive research coverage; the research team meets regularly with company management teams, and maintains active ratings, valuation work, price targets, and investment theses on a large portion of the U.S. small- and medium-capitalization universe. The Subadviser seeks to capture these insights and build an active portfolio of small- and medium-capitalization stocks with competitive growth and financial characteristics at attractive valuations.

The Fund may invest up to 25% of its total assets in equity securities of foreign issuers, including American Depositary Receipts ("ADRs") and similar investments that are either U.S. dollar-denominated and/or traded on a U.S. stock exchange; as well as non-U.S. dollar-denominated securities traded on a foreign stock exchange.

The Subadviser may choose to sell or reduce position sizes for a number of reasons, including but not limited to: (i) the investment thesis has been realized which leads to less attractive valuation and/or the company has appreciated to a level where it no longer fits within the investment mandate; (ii) the investment case is less compelling than other new or existing ideas in the portfolio; or (iii) the investment thesis is no longer valid, and the stock no longer offers the excess return previously expected.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. These events, or the threat or potential of one or more such events and developments, may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. Changes to the market value of securities in which the Fund invests may be rapid and unpredictable. The price, value or liquidity of the Fund’s investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions (such as recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, such as sanctions) or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund’s performance. There is no guarantee that the Subadviser’s investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Equity Securities Risk. The price or value of the Fund’s investments in a company’s equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company’s financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company’s debt with respect to dividends, which the company may or may not declare.

Small-Capitalization Company Risk. The Fund’s investments in small-capitalization companies may involve greater risks than those associated with mid- or large-capitalization companies. The securities issued by small-capitalization companies may be more speculative, less liquid, more volatile, and more vulnerable to economic, market and industry changes than mid- or large-capitalization companies for reasons that may include more limited financial and human resources, relatively short operating histories and limited product lines.

Mid-Capitalization Company Risk. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large-capitalization companies. Mid-capitalization companies tend to have limited product and market diversification and financial resources, which may negatively affect their performance. In addition, mid-capitalization companies may have less experienced management and be more vulnerable to adverse developments than larger companies.

Sector Risk. To the extent the Fund’s investments focus on one or more sectors of the economy, the Fund’s performance will be particularly susceptible to conditions and developments relating to such sector(s). In addition, the Fund will be more exposed to price movements affecting companies in such sector(s) than a more broadly invested fund.

Growth Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. Securities of "growth" companies may be more volatile than other stocks and may involve special risks. If the Subadviser’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected and may be out of favor for an extended period of time, reducing the Fund’s returns. Thus, the Fund may underperform other equity funds that employ a different investment style.

Value Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. The Fund invests in stocks believed by the Subadviser to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. Thus, the Fund may underperform other equity funds that employ a different investment style.

Depositary Receipts Risk. Depositary receipts, including ADRs, or receipts issued by a bank, reflect ownership of underlying securities issued by foreign companies and involve risks similar to the risks associated with investments in foreign securities. There may be limited information available for depositary receipts, and holders of depositary receipts may have limited voting or other rights. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions, tariffs, or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global, military or other conflicts), the imposition of economic sanctions, changes in international trading patterns, trade barriers (including tariffs) and other protectionist or retaliatory measures. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund’s foreign investments and the Fund’s ability to invest in foreign investments and thus make the Fund’s investments in such securities less liquid or illiquid. The Fund’s foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency’s value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly and may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

GENERAL INFORMATION

Contract owners may request, without charge, a printed version of the Fund’s most recent annual report and semi-annual report to shareholders. Owners of variable life insurance policies may request these documents by calling 1-888-GUARDIAN (1-888-482-7342) or by writing to: The Guardian Insurance & Annuity Company, Inc., P.O. Box 981588, El Paso, TX 79998-1588 (regular mail) or 5951 Luckett Ct., Bldg. A, El Paso, TX 79932-1882 (overnight mail). Owners of variable annuity contracts may obtain these documents and other information by calling 1-800-830-4147 or by writing to: Talcott Resolution - Annuity Service Operations, P.O. Box 14293, Lexington, KY 40512-4293. Copies of the annual report and semi-annual report are also available on guardianlife.com.

Park Avenue serves as the investment manager to the Fund. The principal executive offices of Park Avenue and the Fund are located at 10 Hudson Yards, New York, NY 10001.

The Fund’s distributor is Park Avenue Securities LLC, 10 Hudson Yards, New York, NY 10001. State Street Bank and Trust Company, located at One Congress Street, Boston, Massachusetts 02114, is the Fund’s custodian and provides certain administrative services.

APPENDIX A

As of the Record Date, The Guardian Insurance & Annuity Company, Inc. (“GIAC”) owned of record or beneficially 5% or more of the outstanding shares of the Fund. Shareholders holding greater than 25% or more of the Fund are presumed to be “controlling persons” of the Fund under the 1940 Act. As of the Record Date, GIAC was the record holder of 100% of the shares of the Fund held on behalf of Contract owners. As of the Record Date, GIAC beneficially owned 0% of the Fund’s shares for its own account. GIAC’s address is 10 Hudson Yards, New York, NY 10001.

APPENDIX B

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (this “Agreement”) is made as of June 30, 2020 by and between Park Avenue Institutional Advisers LLC, a Delaware limited liability company (the “Adviser”), and FIAM LLC, a Delaware limited liability company located at 900 Salem Street, Smithfield, RI 02917 (the “Sub-Adviser”) and, as a third-party beneficiary hereto, Guardian Variable Products Trust, a Delaware statutory trust (the “Trust”).

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue separate series, each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Trust may offer shares of additional series in the future; and

WHEREAS, pursuant to an Investment Advisory Agreement (the “Investment Advisory Agreement”) by and between the Trust and the Adviser, the Trust has appointed the Adviser to furnish investment advisory and other services to the Trust on behalf of one or more of its series; and

WHEREAS, pursuant to authority granted to the Adviser under the Investment Advisory Agreement, and subject to the terms and provisions of this Agreement, the Adviser desires to retain the Sub-Adviser to furnish certain investment advisory services to one or more of the series of the Trust and manage such portion of the series as the Adviser shall from time to time direct, and the Sub-Adviser is willing to furnish such services in accordance with the terms and provisions of this Agreement; and

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the Adviser and the Sub-Adviser hereby agree as follows:

1.	Appointment of the Sub-Adviser. The Adviser hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the series, or a portion thereof, of the Trust as set forth on Schedule A hereto (the “Series”) for the period and on the terms set forth in this Agreement. To the extent that the Sub-Adviser is not providing advisory services to the entire Series, the term, “Series,” shall be interpreted for purposes of this Agreement to only include those assets of the Series over which the Sub-Adviser is directed by the Adviser to provide investment sub-advisory services. The Adviser may, in its sole discretion, allocate all, only a portion or none of a Series’ assets to the Sub-Adviser for management. The Sub-Adviser will be responsible for the investment of only the assets which the Adviser allocates to the Sub-Adviser for management under this Agreement, plus all investments, reinvestments and proceeds of the sale thereof, including, without limitation, all interest, dividends and appreciation on investments, less depreciation thereof and withdrawals by the Adviser therefrom. The Adviser shall have the right at any time to increase or decrease the allocation of the Series to the Sub-Adviser if the Adviser deems such increase or decrease appropriate. The Sub-Adviser accepts that appointment and agrees to render for the Series the services herein set forth, for the compensation herein provided.

2.	Duties as Sub-Adviser. Pursuant to this Agreement and subject to the supervision and direction of the Trust’s Board of Trustees (the “Board”) and direction and oversight of the Adviser, the Sub-Adviser shall, with respect to the Series, provide the Series with investment research, advice and furnish a continuous investment program for, and manage the investment and reinvestment of, the Series. In this regard, the Sub-Adviser shall, with respect to the Series, determine in its discretion the securities, cash and other financial instruments to be purchased, retained or sold for the Series within the provisions of this Agreement, all applicable laws, rules and regulations and the Trust’s registration statement, as it relates to the Series, on Form N-1A under the 1940 Act as amended from time to time, or any successor form thereto (the “Registration Statement”), including but not limited to, the parameters of the investment objective, policies, restrictions and guidelines applicable to the Series as provided in the Registration Statement (the “Investment Guidelines”). To the extent permitted by the Investment Guidelines, the Sub-Adviser is authorized, on behalf of each Series, to negotiate, finalize, and execute on behalf of the Series the terms of any account opening documents, prime brokerage, futures and other related agreements, any ISDA master agreement, master repurchase agreement, master securities lending agreement, master securities forward transaction agreement, or any other master swap or over-the-counter trading documentation, including any schedule or credit support annex thereto, any related clearing agreements or control agreements and any other agreement related to the foregoing (collectively, “Trading Agreements”). Upon the reasonable request of the Adviser, the Sub-Adviser shall provide a copy of any Trading Agreement to the Adviser for the Adviser’s review. The Sub-Adviser agrees to comply with any requirements with regard to terms and conditions of, or counterparties to, Trading Agreements, as may be specified in the Investment Guidelines, including requirements regarding the credit ratings or other characteristics of proposed counterparties. The Sub-Adviser is also authorized, on behalf of a Series, to (i) issue to brokers, banks and other entities instructions to purchase, sell, exchange, convert, trade, borrow, pledge and otherwise generally deal in and with any security instrument or other asset for the account of the Series; (ii) hire at the Sub-Adviser’s own expense, consultants, advisers, accountants, attorneys or any other person or firm performing similar functions, to assist the Sub-Adviser in providing services to the Series on any and all matters deemed appropriate by the Sub-Adviser, subject to the Trust/Adviser Procedures (as defined below), provided that the Sub-Adviser may not retain a sub-sub-investment adviser; and (iii) acknowledge the receipt of brokers’ risk disclosure statements, electronic trading disclosure statements and similar disclosures, in accordance with Trust procedures. The Sub-Adviser further agrees as follows:

(a) The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, and any applicable compliance policies or procedures of the Sub-Adviser. In carrying out its duties under this Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i) The Sub-Adviser will (1) manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”), and (2) manage each Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder (other than inadvertent failures that are remedied in compliance with Treasury Regulations section 1.817-5).

(ii) Unless otherwise instructed in writing by the Adviser, the Sub-Adviser will exercise voting rights with respect to securities held on behalf of the Series in accordance with written policies and procedures adopted by the Sub-Adviser pursuant to Rule 38a-1 under the 1940 Act, which may be amended from time to time, and which at all times shall comply with the requirements of applicable federal statutes and regulations and any related guidance of the Securities and Exchange Commission (“SEC”) relating to such statutes and regulations (collectively, “Proxy Voting Policies and Procedures”). The Sub-Adviser shall vote proxies on behalf of a Series in a manner deemed by the Sub-Adviser to be in the best interests of the Series pursuant to the Sub-Adviser’s written Proxy Voting Policies and Procedures. The Sub-Adviser shall provide disclosure regarding the Proxy Voting Policies and Procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement. The Sub-Adviser shall report to the Adviser in a timely manner a record of all proxies voted, in such form and format that complies with acceptable federal statutes and regulations (e.g., requirements of Form N-PX). The Sub-Adviser shall certify at least annually or more often as may reasonably be requested by the Adviser or the Board, as to its compliance with its own Proxy Voting Policies and Procedures and applicable federal statutes and regulations.

(iii) In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, CUSIP, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and record keeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Series’ custodian and portfolio accounting agent.

(iv) The Sub-Adviser and its affiliates shall at no time have custody or physical control of any assets or cash of the Series. The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v) Regardless of whether the Sub-Adviser is registered with the National Futures Association as a commodity trading advisor, the Sub-Adviser will provide any commodity trading advice to each Series as if the Sub-Adviser were exempt from registration as a commodity trading advisor. The Sub-Adviser acknowledges that each Series will rely on Commodity Futures Trading Commission (“CFTC”) Regulation 4.5 and shall manage each Series in a manner consistent with the representations contained in its notice of eligibility on file with the National Futures Association.

(vi) In furnishing services hereunder, the Sub-Adviser will not consult concerning transactions (in securities or other assets) entered into or proposed to be entered into for the Series with any other sub-adviser to (i) the Series, (ii) any other Series of the Trust or (iii) any other investment company holding itself out to investors as a related company to the Trust for purposes of investment or investor services. (Nothing in this Section 2(a)(vi) shall be deemed to prohibit the Sub-Adviser from consulting with any of the other sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act. In addition, nothing herein shall be deemed to prohibit the Adviser and the Sub-Adviser from consulting with each other concerning transactions for the Series in securities or other assets.)

(b) On behalf of the Series, the Adviser hereby authorizes any entity or person associated with the Sub-Adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Series which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and Rule 11a2-2(T) thereunder, and on behalf of the Series, the Adviser hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Sub-Adviser agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Series, as principals or agents in making purchases or sales of securities or other property for the account of the Series, nor will the Sub-Adviser purchase any securities from an underwriting or selling group in which the Sub-Adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Series and another account advised by the Sub-Adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Series from time to time and disclosed to the Sub-Adviser, and will comply with all other provisions of the Trust’s then-current Registration Statement, relative to the Series and the Sub-Adviser and its directors, officers and employees.

3.	Series Transactions.

(a) In connection with purchases and sales of portfolio securities and other instruments for the account of the Series, neither the Sub-Adviser nor its affiliated persons (as defined in the 1940 Act) or any of their respective partners, officers or employees shall act as principal, except as otherwise permitted by the 1940 Act. The Sub-Adviser or its agents shall arrange for the placing of orders for the purchase and sale of portfolio securities and other financial instruments for the Series’ account either directly with the issuer or with any counterparty.

(b) In the selection of brokers or dealers and the placing of such orders, the Sub-Adviser is directed at all times to seek to obtain the best execution for the Series, taking into account: price (including, but not limited to, the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution; the execution capabilities and operational facilities of the firm involved; the firm’s risk in positioning a block of securities; and any other factors set forth in a Series’ Registration Statement (“Best Execution”). It is understood that it may be desirable for the Series that the Sub-Adviser have access to supplemental investment and market research and security and economic analyses that are consistent with Section 28(e) of the 1934 Act and are provided by brokers who may execute brokerage transactions at a higher cost to the Series than may result when allocating brokerage to other brokers on the basis of seeking Best Execution. Therefore, subject to compliance with the safe harbor provided by Section 28(e) of the 1934 Act and such other conditions and limitations as may be established by the Adviser and the Board from time to time, if any, the Sub-Adviser is authorized to consider such services provided to the Series and other accounts over which the Sub-Adviser or any of its affiliates exercises investment discretion and to place orders for the purchase and sale of securities for the Series with such brokers, if the Sub-Adviser determines in good faith that the amount of commissions for executing such portfolio transactions is reasonable in relation to the value of the brokerage and research services provided by such brokers, subject to review by the Adviser and the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its services to other clients. The Sub-Adviser shall cooperate with the Adviser and the Series in the analysis of the quality of the execution of its trades and provide, upon reasonable request from the Series or the Adviser, information on brokerage and research services obtained. The Sub-Adviser may, on occasions when it deems the purchase or sale of a security to be in the best interests of the Series as well as its other clients, aggregate, to the extent permitted by applicable laws, rules and regulations, and in accordance with policies and procedures adopted by the Sub-Adviser, the securities to be sold or purchased in order to obtain Best Execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Sub-Adviser in a manner that is equitable and consistent with its obligations to the Series. The Board may from time to time adopt policies and procedures that modify and/or restrict the Sub-Adviser’s authority regarding the execution of the Series’ portfolio transactions provided herein.

(c) The Sub-Adviser will be responsible for meeting the Sub-Adviser’s regulatory obligations, including the preparation and filing of such reports with respect to the assets of a Series reflecting holdings over which the Sub-Adviser or its affiliates have investment discretion as may be required from time to time, including but not limited to Schedule 13G and Form 13F under the 1934 Act. For purposes of all applicable filing requirements under the 1934 Act, including without limitation Sections 13(d) and (g), and other laws, the Sub-Adviser shall be deemed to have sole investment discretion with respect to all securities held in the Series. If any investments made by the Sub-Adviser on behalf of the Series are required to be disclosed in any other reports to be filed by the Sub-Adviser with any governmental or self-regulatory agency or organization or exchange where such reports specifically attribute the holdings to the Series, the Sub-Adviser shall provide the Adviser with prompt written notice thereof, setting forth in reasonable detail the nature of the report and the investments of the Series to be reported.

4.	Compensation of the Sub-Adviser.

(a) For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, Adviser, not the Series, shall pay to the Sub-Adviser a fee, computed daily and payable monthly, in arrears, at an annual rate of the average daily net assets of the Series in accordance with the schedule attached hereto as Schedule A.

(b) If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

5.	Expenses. The Sub-Adviser agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement. The Series shall be responsible for payment of brokerage commissions, transfer fees, registration costs, transaction-related taxes and other similar costs and transaction-related expenses and fees arising out of transactions effected on behalf of the Series, which shall be deducted from the Series. Subject to the foregoing, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement, including without limitation, all costs associated with attending or otherwise participating in regular or special meetings of the Board or shareholders, or with the Adviser, as requested, and additions or modifications to the Sub-Adviser’s operations necessary to perform its services hereunder in compliance with this Agreement, the Investment Guidelines, any other Trust/Adviser Procedures and applicable law. The Sub-Adviser shall be responsible for its share of costs, if any, associated with any information statements and/or other disclosure materials that are caused by a change of control of the Sub-Adviser (including, but not limited to, the legal fees associated with preparation, printing, filing and mailing thereof, as well as any shareholder meeting and/or solicitation costs, if applicable) as the parties may mutually agree.

6.	Delivery of Information, Reports and Certain Notifications.

(a) The Adviser agrees to furnish to the Sub-Adviser current prospectuses, statements of additional information, proxy statements, reports to shareholders, financial statements, the Declaration of Trust, the By-Laws, any amendments or supplements to any of the foregoing and such other information with regard to the affairs of the Series as the Sub-Adviser may reasonably request.

(b) The Sub-Adviser shall report to the Adviser and to the Board and shall make appropriate persons, including portfolio managers, available for the purpose of reviewing with representatives of the Adviser and the Board on a regular basis at reasonable times the management of the Series, including the performance of the Series, as requested by the Adviser. The Sub-Adviser agrees to render to the Adviser such other periodic and special reports on a timely basis regarding its activities under this Agreement as the Adviser may reasonably request.

(c) The Sub-Adviser will make available to the Series and the Adviser, on a timely basis as the Adviser may reasonably request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Series) as are necessary to assist the Series and the Adviser to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws. The Sub-Adviser shall cooperate with the Adviser with respect to any requests from regulatory authorities having the requisite authority and provide the Adviser and the Trust, on a timely basis as the Adviser may reasonably request, with any information or reports in connection with services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Series are being conducted in a manner consistent with applicable laws and regulations.

(d) The Sub-Adviser shall provide the Adviser, the Series or the Board with such information and assurances (including certifications and sub-certifications), on a timely basis as the Adviser may reasonably request, and shall provide the Adviser, the Series, or the Board with such assistance as the Adviser, the Trust, on behalf of the Series, or the Board may reasonably request from time to time in order to assist in compliance with applicable laws, rules, regulations and exemptive orders, including but not limited to, requirements in connection with the Adviser’s, the Sub-Adviser’s or the Board’s fulfillment of their responsibilities under Section 15(c) of the 1940 Act, Rules 17j-1 and 38a-1 under the 1940 Act, and the preparation and/or filing of periodic and other reports and filings required to maintain the registration and qualification of the Series, or to meet other regulatory or tax requirements applicable to the Series, under federal and state securities, commodities and tax laws and other applicable laws. The Sub-Adviser shall review draft reports to shareholders, Registration Statements or amendments or supplements thereto or portions thereof that relate to the Series or the Sub-Adviser and other documents provided to the Sub-Adviser, provide comments on such drafts on a timely basis as the Adviser may reasonably request, and provide certifications or sub-certifications on a timely basis as the Adviser may reasonably request as to the accuracy of the information provided by the Sub-Adviser and/or contained in such reports or other documents.

(e) The Sub-Adviser agrees to provide and update, on a timely basis as the Adviser may reasonably request, but no less frequently than quarterly a list of all the affiliates of the Sub-Adviser, and to promptly notify the Adviser and the Series of any change of control of those affiliates.

(f) The Sub-Adviser agrees to provide, on a timely basis as the Adviser may reasonably request, material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to the Series and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Series that may be reasonably necessary, under applicable laws, to allow the Series or its agent to present information concerning the Sub-Adviser’s prior performance in the Registration Statement of the Series and any permissible reports and materials prepared by the Series or its agent, including proxy statements and information statements.

7.	Cooperation with the Series, the Adviser and Other Service Providers.

(a) The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Series, the Series’ custodian, accounting agent, administrator, pricing agents, independent auditors and all other agents, representatives and service providers of the Series and the Adviser (but not other sub-advisers to the extent prohibited by Section 2(a)(vi)), and to provide the foregoing persons such information with respect to the Series as they may reasonably request from time to time in the performance of their obligations; provide prompt responses to reasonable requests made by such persons; and establish and maintain appropriate operational programs, procedures and interfaces with such persons so as to promote the efficient exchange of information and compliance with applicable laws, rules and regulations, and the guidelines, policies and procedures adopted or implemented with respect to the Series and/or the Sub-Adviser.

(b) Without limiting the generality of the foregoing and in furtherance thereof, the Sub-Adviser shall report to the Series’ custodian and accounting agent all trades and positions in the Series daily (in such form and at such times as specified by the Series’ custodian and accounting agent), including any trade it has entered into for which it has not received confirmation, and shall also request each executing broker and counterparty to deliver its own such transaction and position reporting, and any information related to any corporate action relevant to the investments of the Series (in such form and at such times as specified by the Series’ custodian and accounting agent).

(c) The Sub-Adviser shall provide reasonable and prompt assistance to the Board, the Adviser, the custodian or administrator for the Series in determining or confirming, consistent with the Trust/Adviser Procedures and the Registration Statement, the value of any portfolio securities or other assets or liabilities of the Series for which the Adviser, custodian or administrator seeks assistance from the Sub-Adviser or identifies for review by the Sub-Adviser.

(d) The Sub-Adviser agrees that it shall certify to the Series on a timely basis after the end of each calendar quarter that it has complied with all of the Investment Guidelines, all applicable laws and regulations and other conditions and agreements contained herein during the prior calendar quarter.

(e) The Sub-Adviser shall provide necessary support to the Series and the Adviser in preparing and presenting the Series’ financial statements, and in doing so shall be responsible for applying appropriate accounting and financial reporting principles and maintaining policies and internal controls and procedures, including internal controls over financial reporting, designed to assure compliance with generally accepted accounting principles (GAAP) and applicable laws and regulations.

(f) The Sub-Adviser shall further notify the Adviser promptly upon detection of any error in connection with its management of the Series, including but not limited to any trade errors or valuation errors. Further, the Sub-Adviser shall provide access to the Adviser and the Series, or their agents, to all documents and information related to any error, its analysis and correction, and the correction of all errors impacting the Series must be corrected to the reasonable satisfaction of the Adviser and the Series in accordance with Sub-Adviser’s error policies and procedures. Notwithstanding Sections 15 and 16 of this Agreement, Sub-Adviser will reimburse the Series as determined in good faith by the Sub-Adviser. The calculation of the amount of any loss will depend on the facts and circumstances of the error, and the methodology used by the Sub-Adviser may vary.

(g) Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC, CFTC and state regulators) in connection with any investigation or inquiry relating to this Agreement or the Series.

(h) From time to time the Adviser may seek the assistance of the Sub-Adviser, and the Sub-Adviser shall cooperate to provide reasonable assistance to the Adviser, in connection with the development of written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or for use or reference by the Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series. The Sub-Adviser shall review and respond to draft Marketing Materials provided to it by the Adviser for review and comment on a timely basis as the Adviser may reasonably request.

8.	Compliance.

(a) The Sub-Adviser shall notify the Adviser promptly of any breach of any of the Investment Guidelines, Trust/Adviser Procedures, the Registration Statement and of any violation of any applicable law or regulation, including the 1940 Act, the CEA and Subchapter M of the Code, as applicable, relating to the Series. The Sub-Adviser shall also notify the Adviser within 24 hours upon its determination of any violations of the Sub-Adviser’s own compliance policies and procedures that relate to (i) its management of the Series, or (ii) its activities as investment adviser generally to the extent such violation could be considered material to the Sub-Adviser’s advisory clients.

(b) The Sub-Adviser shall promptly notify the Adviser and the Trust in writing of the occurrence of any of the following events: (i) any breach of this Agreement; (ii) any of the representations and warranties of the Sub-Adviser contained herein becomes untrue after the execution of this Agreement; (iii) any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation or if the Sub-Adviser becomes aware that it is or likely may become subject to any statutory disqualification pursuant to Section 9(b) of the 1940 Act or otherwise that prevents the Sub-Adviser from serving as an investment adviser or performing its duties pursuant to this Agreement; (iv) the Sub-Adviser shall have been served or otherwise becomes aware of any action, suit, proceeding, inquiry or investigation applicable to it, at law or in equity, before or by any court, public board or body, involving or directly related to the Sub-Adviser’s management of the Series; (v) any proposed change in control of the Sub-Adviser; (vi) any proposed assignment of this Agreement; (vii) the Sub-Adviser becomes aware of any material fact respecting or relating to the Sub-Adviser or the investment strategies of the Series that is not contained in the Registration Statement, as amended and supplemented from time to time, regarding the Series, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement respecting or relating to the Sub-Adviser, the Sub-Adviser’s investment strategies or the Series contained therein that becomes untrue in any material respect; (viii) any change in the Sub-Adviser’s financial condition which could impact its abilities to perform its duties hereunder and of any reduction in the amount of coverage required under the Sub-Adviser’s errors and omissions or professional liability insurance coverage; (ix) any change in the Sub-Adviser’s status as a registered CTA or member of the National Futures Association (“NFA”) or, if the Sub-Adviser is relying on an exemption or exclusion from registration as a CTA, of any event that will make it ineligible for such exemption or exclusion; and (xi) the Sub-Adviser receives a finding of a deficiency from the SEC in an exam that is directly relates to the management of the Series.

(c) The Sub-Adviser represents and warrants that it or its affiliates have adopted and implemented written policies and procedures, as required by: (i) Rule 206(4)-7 under the Advisers Act that are reasonably designed to prevent violations of the Advisers Act and the rules thereunder by the Sub-Adviser and its supervised persons (the “Advisers Act Compliance Procedures”); and (ii) Rule 38a-1 under the 1940 Act, with respect to the Sub-Adviser and the Series, that are reasonably designed to prevent violations of the federal securities laws, as defined in Rule 38a-1, by the Sub-Adviser, its employees, officers, and agents (the “Series Compliance Procedures”). The Sub-Adviser represents and warrants that it has provided the Adviser and the Trust with summaries of the Advisers Act Compliance Procedures and is willing to permit on-site review by the Adviser and/or the Trust of the Series Compliance Procedures and will permit the Series’ Chief Compliance Officer to conduct reviews and oversight of such policies and procedures in accordance with Rule 38a-1 under the 1940 Act. On a quarterly basis, the Sub-Adviser shall provide the Adviser, the Series’ Chief Compliance Officer, and the Trust with notice of any changes to (including policies added to or deleted from) its Advisers Act Compliance Procedures, Series Compliance Procedures or any other policies or procedures as they otherwise pertain to activities performed for or on behalf of the Series. The Series, the Adviser, or the Series’ Chief Compliance Officer may make any reasonable request for the provision of information or for other cooperation from the Sub-Adviser with respect to the Sub-Adviser’s duties under this Agreement, and the Sub-Adviser shall use its best efforts to promptly comply with such request, including without limitation furnishing the Series, the Adviser, or the Series’ Chief Compliance Officer with such documents, reports, data and other information as the Series may reasonably request regarding transactions on behalf of the Series, the Sub-Adviser’s performance hereunder or compliance with the terms hereof, and participating in such meetings (and on-site visits among representatives of the Series and the Sub-Adviser) as the Series may reasonably request. The Sub-Adviser agrees to maintain and implement the Advisers Act Compliance Procedures and the Series Compliance Procedures.

(d) The Sub-Adviser represents and warrants that it has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Section 204A of the Advisers Act and has provided the Series with a copy of the code of ethics and evidence of its adoption, and will within five business days notify the Sub-Adviser of any material changes to (including policies added to or deleted from) its code of ethics. Within 30 days of the end of the last calendar quarter of each year while this Agreement is in effect or upon the written request of the Series, the Sub-Adviser or the Sub-Adviser’s Chief Compliance Officer or designee shall certify to the Series that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Section 204A during the previous year and that there has been no violation of the Sub-Adviser’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation and Sub-Adviser has provided a written report to the Adviser and the Series regarding the violation. Upon the written request of the Series, the Adviser, or the Series’ Chief Compliance Officer, the Sub-Adviser shall permit the Series, the Adviser, and their employees or agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(d)(1).

(e) The Sub-Adviser shall use commercially reasonable efforts to maintain business continuity, disaster recovery and backup capabilities and facilities necessary to perform its obligations hereunder with minimal disruptions or delays. On a timely basis as the Adviser may reasonably request, the Sub-Adviser shall provide reasonable assistance with respect to the Adviser’s and Series’ reasonable inquiries regarding such plans.

(f) The Sub-Adviser represents and warrants that it has adopted and will maintain cybersecurity measures consistent with SEC guidelines and shall promptly notify the Adviser and the Series of any breach of information with respect to the Series.

9.	Insurance. The Sub-Adviser shall maintain errors and omissions insurance coverage and fidelity insurance coverage, in an amount no less than $100,000,000 to meet obligations under this Agreement, and from insurance providers that are in the business of regularly providing insurance coverage to investment advisers with a credit rating acceptable to the Adviser. The Sub-Adviser shall provide prior written notice to the Adviser (i) of any material reduction in its insurance coverage; or (ii) if any material claims will be made on its insurance policies relating directly to the Series. Furthermore, it shall upon request provide to the Adviser any information it may reasonably require concerning the amount of or scope of such insurance.

10.	Status of the Sub-Adviser. The Sub-Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Series in any way or otherwise be deemed an agent of the Adviser or the Series.

11.	Services Not Exclusive. Nothing in this Agreement shall limit or restrict the right of the Sub-Adviser, the Adviser, the Series, the Trust, or any of their respective directors, officers, affiliates or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

12.	Additional Representations and Warranties of the Sub-Adviser.

(a) The Sub-Adviser represents and warrants to the Adviser that: (i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; (ii) it is exempt or excluded from CFTC registration requirements; (iii) it will maintain each such registration, license or membership in effect at all times during the term of this Agreement and will obtain and maintain such additional governmental, self-regulatory, exchange or other licenses, approvals and/or memberships and file and maintain effective such other registrations as may be required to enable the Sub-Adviser to perform its obligations under this Agreement; (iv) it is duly organized and validly existing, and is authorized to enter into this Agreement and to perform its obligations hereunder and this Agreement has been duly executed and delivered by the Sub-Adviser; (v) this Agreement is enforceable against the Sub-Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and (vi) neither the execution or delivery of this Agreement by the Sub-Adviser nor its performance of its obligations hereunder shall conflict with, violate, breach or constitute a default under any term or provision of its constituent or governing documents or any indenture, mortgage, deed of trust, instrument, agreement or other document to which the Sub-Adviser is a party or by which it is bound or to which any of its assets are subject or any applicable statute, law, rule, regulation, order or other legal requirement applicable to the Sub-Adviser or any of its assets.

(b) The Sub-Adviser represents and warrants that it has delivered to the Series prior to the execution of this Agreement a copy of the Sub-Adviser’s current Form ADV (Parts 1 and 2). The Sub-Adviser hereby covenants and agrees to promptly deliver to the Series and the Adviser all amendments to its Form ADV.

(c) The Sub-Adviser acknowledges and agrees that it has not received legal advice from the Series, the Adviser or any of their respective employees or representatives.

(d) The Sub-Adviser has reviewed the most recent Registration Statement or amendment that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating to the Sub-Adviser, and the principal investment strategies, principal risks, and investment limitations of the Series, the Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact, which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. With respect to the disclosure about the Sub-Adviser or information relating to the Sub-Adviser, the risks of the Series, and/or the investment strategies or theories of the Series, the Sub-Adviser represents and warrants that it has not and will not disclose to the Adviser or the Trust any untrue statement of a material fact or omit any statement of a material fact, which was required to be stated in such disclosure to make the statements contained therein, in light of the circumstances under which they were made, not misleading; in the event that the Sub-Adviser becomes aware that the Registration Statement contains any untrue statement of any material fact or omits any statement of a material fact relating to the Sub-Adviser or the Series, which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading, the Sub-Adviser will promptly provide notice to the Adviser.

13.	Representations and Warranties of the Adviser. The Adviser represents and warrants to the Sub-Adviser that: (i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed, (ii) it is duly organized and validly existing, and is authorized to enter into this Agreement and to perform its obligations hereunder; (iii) neither the execution or delivery of this Agreement by the Adviser nor its performance of its obligations hereunder shall conflict with, violate, breach or constitute a default under any term or provision of its constituent or governing documents or any indenture, mortgage, deed of trust, instrument, agreement or other document to which the Adviser is a party or by which it is bound or to which any of its assets are subject or any applicable statute, law, rule, regulation, order or other legal requirement applicable to the Adviser or any of its assets; (iv) the most recent Registration Statement or amendment, with respect to the disclosure about the Adviser or information relating, directly or indirectly, to the Adviser, the Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact, which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; and (v) prior to the execution of this Agreement, it has received a copy of the Sub-Adviser’s current Form ADV (Parts 1 and 2).

14.	Certain Records.

(a) The Sub-Adviser agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to investments made by the Sub-Adviser as are required by Section 31 of the 1940 Act, and rules and regulations thereunder, and by other applicable legal provisions, including the Advisers Act, the 1934 Act, the CEA, and rules and regulations thereunder, and the Trust/Adviser Procedures, and to preserve such records for the periods and in the manner required by that Section, and those rules, regulations, legal provisions and the Trust/Adviser Procedures. In compliance with the requirements of Rule 31a-3 under the 1940 Act, any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act that are prepared or maintained by the Sub-Adviser on behalf of the Series are the property of the Series and a copy shall be provided promptly to the Series or the Adviser on request.

(b) The Sub-Adviser agrees that all accounts, books and other records related to the management of the Series maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such periodic, special and other examinations by the SEC, the Series or any representative of the Series (including, without limitation, the Series’ Chief Compliance Officer), the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Adviser or the Series.

15.	Standard of Care and Liability of Sub-Adviser.

(a) The Sub-Adviser shall fully and faithfully discharge all its obligations, duties and responsibilities pursuant to this Agreement, (i) solely in the best interest of the Series and its shareholders, and (ii) in good faith and with the due care, skill, prudence, and diligence under the circumstances then prevailing that a prudent, professional fiduciary investment adviser acting in a like capacity, would use in the conduct of an enterprise of a like character and with like aims. The Sub-Adviser shall not be liable to the Trust, the Series, the Adviser or to any of their respective affiliates or to any shareholder for any error of judgment or for any loss suffered by the Series in connection with the performance of this Agreement, except for a loss resulting from the Sub-Adviser’s (i) willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its obligations and duties hereunder, or (ii) material breach of this Agreement.

(b) In no event will the Sub-Adviser or its affiliates have any responsibility for any other fund of the Trust, for any portion of the Series not managed by the Sub-Adviser, or for the acts or omissions of any other sub-investment adviser to the Trust or Series.

(c) Nothing in this Section 15 shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

16.	Indemnification.

(a) Notwithstanding Section 15 of this Agreement and to the extent permissible under applicable law, the Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person of the Adviser, including corporate entities directly or indirectly controlling the Adviser (all of such persons being referred to as “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which an Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of the Sub-Adviser; or (ii) is based upon any material breach of this Agreement, including but not limited to, a breach of a representation or warranty herein; provided, however, that in no case shall the indemnity in favor of a Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b) To the extent permissible under applicable law, the Adviser agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, including corporate entities directly or indirectly controlling the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or reckless disregard of the Adviser’s obligations and duties under this Agreement, or by any of its employees or representatives or any affiliate of or any person acting on behalf of the Adviser; or (ii) is based upon any material breach of this Agreement, including but not limited to, a breach of a representation or warranty herein; provided, however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(c) The Sub-Adviser shall not be liable under Paragraph (a) of this Section 16 with respect to any claim made against an Adviser Indemnified Person unless such Adviser Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Adviser Indemnified Person (or after such Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability that it may have to the Adviser Indemnified Person against whom such action is brought otherwise than on account of this Section 16 unless such failure or delay in notifying the Sub-Adviser has prejudiced the Sub-Adviser’s defense of such claim or reliance on indemnification. In case any such action is brought against the Adviser Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Adviser Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Adviser Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Adviser Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Adviser Indemnified Person, adequately represent the interests of the Adviser Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Adviser Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Adviser Indemnified Person. The Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Adviser Indemnified Person.

(d) The Adviser shall not be liable under Paragraph (b) of this Section 16 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Adviser in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability that it may have to the Sub-Adviser Indemnified Person against whom such action is brought otherwise than on account of this Section 16 unless such failure or delay in notifying the Adviser has prejudiced the Adviser’s defense of such claim or reliance on indemnification. In case any such action is brought against the Sub-Adviser Indemnified Person, the Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Sub-Adviser Indemnified Person. If the Adviser assumes the defense of any such action and the selection of counsel by the Adviser to represent both the Adviser and the Sub-Adviser Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Adviser will, at its own expense, assume the defense with counsel to the Adviser and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Adviser and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Adviser shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(e) Notwithstanding the foregoing, nothing contained in this Agreement shall constitute a waiver or limitation of rights that any party may have under federal or state securities laws.

17.	Duration and Termination.

(a) With respect to each Series identified on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series, this Agreement shall continue in full force and effect until April 30, 2022. Thereafter, unless earlier terminated with respect to a Series, this Agreement shall continue in full force and effect with respect to each such Series for successive periods of one year until each subsequent annual anniversary of April 30, 2022, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board, provided that such continuance is also approved by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons, as defined in the 1940 Act, of the Trust (“Interested Persons”), cast in person at a meeting called for the purpose of voting on such approval, if and to the extent required by the 1940 Act or any rules or regulations thereunder, as may be modified or interpreted by any order of the SEC or interpretation or guidance issued by the SEC or its staff, or (ii) the “vote of a majority of the outstanding voting securities” of the Series (as defined in the 1940 Act).

(b) With respect to any Series that is added to Schedule A hereto after the date of this Agreement, this Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series under this Agreement or (ii) the date upon which the shares of the Series are first sold (hereinafter, the “Commencement Date”), subject to the condition that the Board, including a majority of the Trustees who are not parties to this Agreement or Interested Persons, and the shareholders of such Series, shall have approved this Agreement. Unless terminated earlier as provided herein with respect to any such Series, this Agreement shall continue in full force and effect until the first anniversary of April 30, 2022 that follows the first anniversary of the Commencement Date, but no later than two years from the Commencement Date with respect to that Series. Thereafter, unless earlier terminated with respect to a Series, this Agreement shall continue in full force and effect with respect to each such Series for successive periods of one year until each subsequent annual anniversary of April 30, 2022, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board, provided that such continuance is also approved by the vote of a majority of the Trustees who are not parties to this Agreement or Interested Persons, cast in person at a meeting called for the purpose of voting on such approval, if and to the extent required by the 1940 Act or any rules or regulations thereunder, as may be modified or interpreted by any order of the SEC or interpretation or guidance issued by the SEC or its staff, or (ii) a “vote of a majority of the outstanding voting securities” of such Series (as defined in the 1940 Act). However, any approval of this Agreement by the “vote of a majority of the outstanding voting securities” of a Series (as defined in the 1940 Act) shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by “a vote of a majority of the outstanding voting securities” of any other Series (as defined in the 1940 Act) or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Series, unless such approval shall be required by any other applicable law or otherwise.

(c) Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (i) by the Adviser at any time, upon 60 days’ written notice to the Sub-Adviser and the Trust, (ii) at any time without payment of any penalty by the Series, by the Board or a majority of the outstanding voting securities of the Series, upon 60 days’ written notice to the Sub-Adviser, or (iii) by the Sub-Adviser upon three months’ written notice; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Adviser and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Adviser ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Adviser becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Adviser or the Series as required by the terms of this Agreement. For the avoidance of doubt, if this Agreement is terminated with respect to one or more Series it may continue in effect with respect to any Series as to which it has not been terminated.

(d) This Agreement shall automatically terminate in the event of its assignment, as such term is described in the 1940 Act.

18.	Notices. Unless otherwise provided in this Agreement or otherwise agreed by the Adviser in writing, all notices and other communications hereunder shall be in writing. Notices and other writings delivered or mailed postage prepaid to the Adviser and the Trust at 10 Hudson Yards, New York, New York 10001, Attention: Chief Legal Officer, or to the Sub-Adviser at FIAM LLC, 900 Salem Street, OT3N1, Smithfield, RI 02917, Attention: Casey Condron, SVP Head of Relationship Management, Fax: 617 872-5601, Email: Casey.Condron@fmr.com with a copy to: Fidelity Investments, 900 Salem Street, OT1N3, Smithfield, RI 02917, Attention: Andrea O’Keefe, Legal Counsel, Fax: 617 217-6690, Email: Andrea.Okeefe@fmr.com, or to such other address as the Adviser or the Sub-Adviser may hereafter specify by written notice to the most recent address specified by the other party, shall be deemed to have been properly delivered or given hereunder to the respective addressee when delivered by hand or facsimile or five days after mailed by certified mail, post-paid, by return receipt requested to the other party at the principal office of such party.

Adviser and Sub-Adviser each acknowledges its consent to electronic delivery, including via email or facsimile, of any documents or materials required and/or provided by one to the other related to services provided under this Agreement. Either party may revoke this consent and request any such documents or materials to be mailed, in lieu of electronic delivery, at any time upon reasonable notice to the other. Notices sent electronically shall be deemed to have been given when sent.

19.	Confidentiality.

(a) Each party agrees that it will treat confidentially all information provided by any other party (the “Discloser”) regarding the Discloser’s businesses and operations, including without limitation the investment activities or holdings of the Fund (“Confidential Information”). All Confidential Information provided by the Discloser shall be used only by the other party hereto (the “Recipient”) solely for the purposes of rendering services pursuant to this Agreement, and shall not be disclosed to any third party, without the prior consent of the Discloser, except for a limited number of employees, attorneys, accountants and other advisers of the Recipient and its affiliates on a need-to-know basis and solely for the purposes of rendering services under this Agreement. Each party also agrees that it will maintain appropriate information barriers within its own operations, and/or its affiliates, that may have access to Confidential Information to comply with this provision.

(b) Confidential Information shall not include any information that: (i) is public when provided or thereafter becomes public through no wrongful act of the Recipient; (ii) is demonstrably known to the Recipient prior to execution of this Agreement; (iii) is independently developed by the Recipient through no wrongful act of the Recipient in the ordinary course of business outside of this Agreement; (iv) is generally employed by the trade at the time that the Recipient learns of such information or knowledge; or (v) has been rightfully and lawfully obtained by the Recipient from any third party.

(c) In the event that the Recipient is requested or required (by deposition, interrogatories, requests for information or documents in legal proceedings, subpoenas, civil investigative demand or similar process), in connection with any proceeding, to disclose any of the Discloser’s Confidential Information, the Recipient will give the Discloser prompt written notice of such request or requirement to allow the Discloser an opportunity to obtain a protective order or otherwise obtain assurances that confidential treatment will be accorded to such Confidential Information. In the event that such protective order or other remedy is not obtained, disclosure shall be made of only that portion of the Confidential Information that is legally required to be disclosed. All Confidential Information disclosed as required by law shall nonetheless continue to be deemed Confidential Information.

20.	Use of Names.

(a) The Sub-Adviser acknowledges and agrees that the names “Guardian,” “Guardian Variable Products Trust,” “Park Avenue Institutional Advisers LLC,” and abbreviations or logos associated with those names, are the valuable property of the Adviser or its affiliates; that the Trust, has the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names “Guardian,” “Guardian Variable Products Trust,” “Park Avenue Institutional Advisers LLC,” and associated abbreviations and logos, only in connection with the Sub-Adviser’s performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from the Adviser before using or referring to “Guardian,” “Guardian Variable Products Trust,” “Park Avenue Institutional Advisers LLC,” or the Series or any abbreviations or logos associated with those names.

(b) The Adviser and the Trust are authorized to publish in registration statements and Board materials regarding the Series any information regarding the provision of sub-investment advisory services by the Sub-Adviser pursuant to this Agreement and to use the Sub-Adviser’s full legal entity name, “FIAM LLC”, without the prior written consent of the Sub-Adviser. The Adviser shall provide copies of such registration statements to the Sub-Adviser prior to such use, publication or distribution.

Notwithstanding the foregoing and except as provided below, neither the Trust, the Adviser, nor any of their respective affiliates shall make reference to or use the name or logo of the Sub-Adviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Sub-Adviser, which approval shall not be unreasonably withheld, conditioned or delayed.

During the term of this Agreement, the Adviser shall have permission to use (a) the Sub-Adviser’s full legal name, “FIAM LLC”, as well as the Fidelity Investments logo (“Logo”) (collectively, the “Marks”) in connection with the sale and marketing of the Series. Adviser shall provide to the Sub-Adviser all proposed materials bearing any Marks (collectively, “Materials”) for the Sub-Adviser’s prior review and approval, which approval shall not be unreasonably withheld, conditioned or delayed. Sub-Adviser or its affiliate(s) shall review and provide approval, or alternatively, request modification(s) on the proposed use of any Marks as soon as possible, but in any event within fifteen (15) business days following Sub-Adviser’s receipt of submitted Materials bearing any Marks.

21.	Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

22.	Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. To the extent required by applicable law, no amendment of this Agreement shall be effective until approved (i) by a vote of a majority of the Trustees who are not parties to this Agreement or Interested Persons of the Trust, and (ii) if the terms of this Agreement shall have changed, by a vote of a majority of the Series’ outstanding voting securities (except in the case of (ii), pursuant to the terms and conditions of the SEC order permitting it to modify this Agreement without such vote).

23.	Third-Party Beneficiaries. The Trust and the Series are intended third-party beneficiaries under this Agreement and are entitled to enforce this Agreement as if they were a party thereto. The parties to this Agreement do not intend for this Agreement to benefit any other third party, including without limitation a record owner or beneficial owner of shares of the Series. The terms of this Agreement may be enforced solely by a party to this Agreement, the Trust, and the Series.

24.	Survival. Sections 4, 12, 13, 14, 15, 16, 18, 19, 20, 23 and 27 shall survive the termination of this Agreement.

25.	Captions. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

26.	Counterparts. This Agreement may be executed in two or more counterparts, including via e-signature, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

27.	Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, and in accordance with the applicable provisions of the 1940 Act, the 1933 Act, the 1934 Act, the Advisers Act, any other federal securities law, or any rule or regulation thereunder (the “Federal Securities Laws”). To the extent that the applicable laws of the State of New York or any provisions herein conflict with the Federal Securities Laws, the latter shall control.

28.	Rule 206(4)-5. Adviser agrees to provide to Sub-Adviser, as Sub-Adviser may reasonably request, or as otherwise required by Rule 206(4)-5 under the Advisers Act, (i) certification that the Funds are not Covered Investment Pools, as defined in Rule 206(4)-5(f)(3), or (ii) in the event that a Fund becomes a Covered Investment Pool, a list of the Government Entities invested in the Fund.

29.	Waiver. Either party’s failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions as to future violations thereof, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted the parties herein are cumulative and the waiver by a party of any single remedy shall not constitute a waiver of such party’s right to assert all other legal remedies available to him or it under the circumstances.

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers to execute this Agreement as of the day and year first written above.

PARK AVENUE INSTITUTIONAL ADVISERS LLC

By:	/s/ John H. Walter
Name:	John H. Walter
Title:	Senior Vice President

FIAM LLC

By:	/s/ Brad Sweeney
Name:	Brad Sweeney
Title:	VP, Business Development Desk

Schedule A

to

Sub-Advisory Agreement between

Park Avenue Institutional Advisers LLC and

FIAM LLC

Dated June 30, 2020

Amended as of May 1, 2026

Series	Fee (as an annual percentage of average daily net assets of the Series):

Guardian Large Cap Fundamental Growth VIP Fund	0.26%

Guardian Select Mid Cap Core VIP Fund	0.27%

Guardian Core Fixed Income VIP Fund	0.15% on first $100 million in assets;
0.12% on next $200 million in assets;
0.10% on next $200 million in assets;
0.08% on assets over $500 million

Guardian Small-Mid Cap Core VIP Fund	0.34%